Exhibit 10.1

Execution Version

CONSENT TO CREDIT AGREEMENT

THIS CONSENT TO CREDIT AGREEMENT dated as of January 30, 2019 (this “Consent”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under number 65823060 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as subsidiary guarantors (the “Subsidiary Guarantors”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of October 26, 2016, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement and Limited Waiver dated as of February 13, 2017, as amended by that certain Consent to Credit Agreement dated as of May 22, 2017, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 24, 2017, as amended by that certain Consent to Credit Agreement dated as of April 20, 2018, as modified by that certain Consent to Credit Agreement dated as of October 16, 2018, as amended by that certain Consent and Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 27, 2018 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

The Domestic Borrower has informed the Administrative Agent and the Lenders that it wishes to engage in the following transactions:

A.

Diodes Holdings UK Limited (“DHUK”), a company incorporated and registered under the laws of England and Wales and a Foreign Guarantor, has created a wholly owned subsidiary named Diodes Semiconductors GB Limited, a company incorporated under the laws of England and Wales (“Wafer Acquisition Sub”), and will contribute cash to Wafer Acquisition Sub in an amount not to exceed $26 million (the “Wafer Contribution”).

B.

Wafer Acquisition Sub will use the proceeds of the Wafer Contribution to make an asset purchase of a wafer fabrication plant in Greenock, Scotland (the “Wafer Business”), for an amount not to exceed $26 million (the “Wafer Acquisition”).

C.

In connection with the Wafer Acquisition, the Domestic Borrower will enter into a Wafer Manufacturing Services Agreement with the seller of the Wafer Business (the “Wafer Seller”) in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time, in each case in form and substance reasonably satisfactory to the Administrative Agent (the “Wafer Seller Contract”), pursuant to which the Domestic Borrower will agree to a negative pledge as set forth in the Wafer Seller Contract, to the extent and for so long as such negative pledge is required pursuant to the Wafer Seller Contract and such Wafer Seller Contract is in effect (the “Wafer Seller A/R Negative Pledge”) relating solely to the Domestic Borrower’s rights to receive payments from the Wafer Seller under the Wafer Seller Contract (the “Wafer Seller A/R”); provided that the term of the Wafer

Consent to Wafer Fab Acquisition - Diodes 4813-5048-9477 v4.docx

Seller A/R Negative Pledge shall not extend beyond the date that is five (5) years after the effectiveness of the Wafer Seller Contract without the prior consent of the Administrative Agent in its sole discretion (the transaction described in this Recital C, the “Wafer Supply Transaction” and, together with the Wafer Acquisition and the Wafer Contribution, the “Wafer Transactions”).

The Loan Parties have requested that, notwithstanding the limitations set forth in Section 7.03 (Investments) and Section 7.09 (Burdensome Agreements) of the Credit Agreement, the Administrative Agent and the Lenders consent to the Wafer Transactions.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Loan Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Defined Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Consent (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.Consent.  Subject to the terms and conditions hereof, and notwithstanding Section 7.03 (Investments) and Section 7.09 (Burdensome Agreements) of the Credit Agreement, the Administrative Agent and the Lenders hereby consent to the Wafer Transactions, and acknowledge and agree that the Wafer Seller A/R shall not constitute Collateral (under and as defined in the Collateral Agreement) solely to the extent of and for so long as the Wafer Seller A/R Negative Pledge is in effect, it being understood and agreed that the term of the Wafer Seller A/R Negative Pledge shall not extend beyond the date that is five (5) years after the effectiveness of the Wafer Seller Contract without the prior consent of the Administrative Agent in its sole discretion.

For the avoidance of doubt, the Administrative Agent and the Lenders party hereto hereby agree that no actions taken to give effect to the Wafer Transactions permitted hereby shall be included for purposes of determining compliance with any basket in Section 7.03 of the Credit Agreement.

Further, notwithstanding the terms of Section 8.4(b) of that certain Composite Debenture, dated as of January 8, 2013, by and between Diodes Zetex Limited, DHUK and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time), the Administrative Agent and the Lenders hereby agree that DHUK is not required to deliver any original stock certificates (or the equivalent thereof) or stock transfer power evidencing its ownership of Wafer Acquisition Sub.

3.Conditions to Effectiveness.  This Consent shall be effective upon the Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Consent Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders (such date, the “Consent Effective Date”):

(a)executed counterparts of this Consent signed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders; and

(b)such other assurances, certificates, documents, information, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.

4.Effect of this Consent.  Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Consent shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents, (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand or (e) to be a course of dealing or a consent to any departure by the Loan Parties from any other term or requirement of the Credit Agreement.  References in this Consent to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.Representations and Warranties/No Default.  By their execution hereof, each Loan Party hereby represents and warrants as follows:

(a)Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Consent and each other document executed in connection herewith to which it is a party.

(b)This Consent and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d)No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Consent and the transactions contemplated hereby.

(e)No Loan Party is an EEA Financial Institution.

6.Reaffirmations.  (a) Each Loan Party agrees that the transactions contemplated by this Consent shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Consent, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.Confirmation as to Dutch Collateral Documents.  Reference is made to (i) that certain Deed of Pledge of Shares dated October 20, 2016, among the Domestic Borrower, Pericom Semiconductor Corporation and Diodes Investment Company, as pledgors, Administrative Agent, as pledgee and the Foreign Borrower, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Dutch Share Pledge”), (ii) that certain omnibus pledge agreement dated 8 January 2013, between Diodes International B.V., as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DIBV Omnibus Pledge Agreement”), (iii) that certain omnibus pledge agreement dated July 18, 2016, between the Foreign Borrower, as pledgor and Administrative Agent, as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Omnibus Pledge Agreement”) and (iv) that certain Charged Account Control Deed dated January 15, 2019, among the Foreign Borrower, as company, Administrative Agent, as agent and Bank of America Merrill Lynch International Designated Activity Company, as bank (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “DHBV Charged Account Control Deed”, together with the DHBV Omnibus Pledge Agreement, the DIBV Omnibus Pledge Agreement and the DHBV Dutch Share Pledge, the “Dutch Collateral Documents”).  Each party to the Dutch Collateral Documents hereby confirms that:

(a)the Credit Agreement (after giving effect to this Consent), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, after giving effect to this Consent;

(b)notwithstanding the consents to the Credit Agreement pursuant to this Consent, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Consent;

(c)(i) any amount owed by any Borrower under this Consent and the Credit Agreement (after giving effect to this Consent) continues to be or has become part of each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement) and (ii) each Loan Party’s Parallel Debts continue to be part of the Secured Obligations (as included and defined in the Dutch Collateral Documents); and

(d)at the time of the entering into the Dutch Collateral Documents, it was their intention that the security rights created pursuant to the Dutch Collateral Documents would provide security for the Secured Obligations (as defined in the Dutch Collateral Documents) as they may be amended, restated, supplemented or otherwise modified from time to time, including amendments to the Credit Agreement and the Loan Documents, including, for the avoidance of doubt, the matters of the type addressed by this Consent.

8.Payment of Fees.  The Borrowers shall pay all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) promptly upon request by the Administrative Agent.

9.Miscellaneous

(a)Governing Law.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Consent and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)Loan Document.  This Consent shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c)Counterparts; Electronic Execution. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

(d)Severability.  If any provision of this Consent is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e)Entirety.  This Consent, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f)Dutch Law. If the Foreign Borrower is represented by an attorney in connection with the signing and/or execution of this Consent or any other agreement, deed or document referred to in or made pursuant to this Consent, it is hereby expressly acknowledged and accepted by the other parties to this Consent that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed as of the date first above written.

DOMESTIC BORROWER:
DIODES INCORPORATED

By:	/s/ Richard D. White

Name:	Richard Dallas White

Title:	CFO

FOREIGN BORROWER:

DIODES HOLDING B.V.

By:	/s/ Richard D. White

Name:	Richard Dallas White

Title:	Managing Director A

By:	/s/ Richard D. White

Name:	Richard Dallas White

Title:	Managing Director B

SUBSIDIARY GUARANTORS:

DIODES HOLDINGS UK LIMITED

By:	/s/ Richard D. White

Name:	Richard Dallas White

Title:	Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

DIODES ZETEX LIMITED

By:	/s/ Richard D. White

Name:	Richard Dallas White

Title:	Director

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anthony W. Kell

Name:	Anthony W. Kell

Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Jennifer Yan

Name:	Jennifer Yan

Title:	Senior Vice President

COMPASS BANK,
as a Lender

By:	/s/ Kent Wittman

Name:	Kent Wittman

Title:	EVP

Signature Page to Consent to Credit Agreement

Diodes Incorporated

CITIBANK, N.A.,
as a Lender

By:	/s/ Stuart Darby

Name:	Stuart Darby

Title:	Senior Vice President

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Jeff LaRue

Name:	Jeff LaRue

Title:	Vice President

REGIONS BANK,
as a Lender

By:	/s/ Derek Miller

Name:	Derek Miller

Title:	Vice President

SILICON VALLEY BANK,
as a Lender

By:	/s/ Will Deevy

Name:	Will Deevy

Title:	Director

Signature Page to Consent to Credit Agreement

Diodes Incorporated

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Seth Meier

Name:	Seth Meier

Title:	Sr. Director

COMERICA BANK,
as a Lender

By:	/s/ John Smithson

Name:	John Smithson

Title:	Vice President

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Matthew Hillman

Name:	Matthew Hillman

Title:	Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Derek Jensen

Name:	Derek Jensen

Title:	Vice President

Signature Page to Consent to Credit Agreement

Diodes Incorporated